AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is made as of January 8, 2008 (the "Amendment") with respect to that certain Fourth Amended and Restated Revolving Credit Agreement dated as of June 6, 2007 (the "Credit Agreement") by and among MCG CAPITAL CORPORATION, a Delaware corporation having its chief executive office at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia ("Borrower"), BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as Administrative Agent ("Agent") and Issuing Bank (the "Issuing Bank") and each of the financial institutions that are from time to time signatory hereto together with their assignees pursuant to Section 14 of the Credit Agreement (each a "Lender" and collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

   NEW LENDERS; INCREASED COMMITMENTS.

    Increased Commitment. Effective as of the date hereof, (a) the Commitment of Bayerische Hypo-Und Vereinsbank AG, New York Branch ("HVB") is hereby increased by $25,000,000.00 and (b) the Commitment of Chevy Chase Bank is hereby increased by $5,000,000.00 to $15,000,000.00.
    New Lenders. By its signature hereunder, SunTrust Bank (the "New Lender") hereby agrees to (a) become a Lender pursuant to the Credit Agreement with a Commitment in the aggregate principal amount of $25,000,000.00 and (b) to execute and deliver an Assignment and Acceptance Agreement (substantially in the form of Exhibit E to the Credit Agreement) giving effect to the assignment to the New Lender by HVB of a $25,000,000 Commitment, duly executed by each of the Agent, Issuing Bank, HVB and the New Lender.

  FEES.

    New Lender Fees. In consideration for the foregoing, the Borrower hereby agrees to remit to the New Lender a fee in the amount of 0.125% of the New Lender's Commitment (the "New Lender Fee").
    Fees with respect to Increased Commitments. In consideration for the foregoing, the Borrower hereby agrees to remit to Chevy Chase Bank a fee in the amount of 0.125% of the amount of the increase in its Commitment pursuant to this Amendment.

  CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

    Conditions Precedent to the Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
      Loan Documents. This Amendment shall have been duly executed and delivered by Borrower to Agent, the Issuing Bank and the Required Lenders.
      Assignment and Acceptance Agreement. An Assignment and Acceptance Agreement shall have been duly executed and delivered by and among the Borrower, the Agent, the Issuing Bank, HVB and the New Lender.
      Receipt by the New Lender of the New Lender Fee. The New Lender shall have confirmed to the Borrower and the Agent that it has received the New Lender Fee.
      Receipt by the Administrative Agent of the Agent Fees. The Administrative Agent shall have received the Agent Fee.
      Receipt by Chevy Chase Bank and the New Lender of Notes.
        The New Lender shall have received a Note issued by the Borrower to the New Lender in the amount of the Commitment of the New Lender and otherwise substantially in the form of Exhibit B to the Credit Agreement.
        Chevy Chase Bank shall have received a revised Note issued by the Borrower to Chevy Chase Bank in the amount of the revised Commitment, and otherwise substantially in the form of Exhibit B to the Credit Agreement.
      Representations and Warranties. Each of the representations and warranties of Borrower contained in the Loan Documents shall be true in all material respects as of the date as of which such representations and warranties were made, and Agent shall have received from Borrower a certificate from a duly authorized officer of Borrower dated as of the date hereof to such effect, both before and after giving effect to this Amendment (to the best of such officer's knowledge).
      Events of Default. No Event of Default shall have occurred and be continuing, and Agent shall have received from Borrower a certificate from a duly authorized officer of Borrower dated as of the Closing Date to such effect, both before and after giving effect to this Amendment (to the best of such officer's knowledge).
      Corporate Authorization. All required corporate action necessary for the valid execution, delivery and performance by Borrower of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to Agent shall have been provided to Agent.

  MISCELLANEOUS.

    Expenses. Borrower shall pay to Agent promptly on demand all actual out-of-pocket reasonable costs and expenses incurred by Agent in connection with the drafting, negotiation, execution and delivery of this Amendment.
    No Deemed Waiver. No failure or delay by Agent, Issuing Bank or any Lender to exercise any right hereunder or under the Credit Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.
    Severability. The provisions of this Amendment are severable, and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision in such jurisdiction.
    Counterparts; Facsimile Execution. This Amendment may be executed and delivered in several counterparts and by facsimile, each of which shall be an effective and enforceable original, and all of which shall constitute one agreement
    Governing Law; Forum. THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK.

[Balance of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

MCG CAPITAL CORPORATION (Borrower)

By: /s/ Michael R. McDonnell

Name: Michael R. McDonnell

Title: Chief Financial Officer

Address: 1100 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Tel: 703-247-7500

Fax: 703-247-7545

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (Administrative Agent)

By: /s/ Craig M. Pinsly

Name: Craig M. Pinsly

Title: Director

Address: 150 East 42nd Street

New York, NY 10017

Tel: 212-672-5662

Fax: 212-672-5898

By: /s/ Debra L. Laskowski

Name: Debra L. Laskowski

Title: Managing Director

Address: 150 East 42nd Street

New York, NY 10017

Tel: 212-672-5841

Fax: 212-672-5517

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (Lender)

Commitment

Amount: $50,000,000.00

By: /s/ Craig M. Pinsly

Name: Craig M. Pinsly

Title: Director

Address: 150 East 42nd Street

New York, NY 10017

Tel: 212-672-5662

Fax: 212-672-5898

By: /s/ Debra L. Laskowski

Name: Debra L. Laskowski

Title: Managing Director

Address: 150 East 42nd Street

New York, NY 10017

Tel: 212-672-5841

Fax: 212-672-5517

ROYAL BANK OF CANADA (Lender)

Commitment

Amount: $25,000,000.00

By: /s/ Howard Lee

Name: Howard Lee

Title: Authorized Signatory

Address:

Tel:

Fax:

SOVEREIGN BANK (Lender)

Commitment

Amount: $15,000,000.00

By: /s/ John M. Smyth

Name: John M. Smyth

Title: AVP

Address:

Tel:

Fax:

CHEVY CHASE BANK (Lender)

Commitment

Amount: $15,000,000.00

By: /s/ Charles Youles

Name: Charles Youles

Title: VP

Address:

Tel:

Fax:

SUNTRUST BANK (New Lender)

Commitment

Amount: 25,000,000.00

By: /s/ Robert S. Ashcom

Name: Robert S. Ashcom

Title: Director

Address:

Tel:

Fax: